MARINA MORTGAGE COMPANY, INC.
                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                     ---------------------------------------

                           DECEMBER 31, 1999 AND 1998

                          MARINA MORTGAGE COMPANY, INC.
                                 AND SUBSIDIARY

                                    CONTENTS
                                    --------

                                                                           PAGE
                                                                           ----

Independent Auditors' Report                                                1

Consolidated Financial Statements

  Balance Sheet                                                             2

  Income and Retained Earnings                                              3

  Cash Flows                                                              4 - 5

  Notes                                                                   6 - 11

Additional Information

  Independent Auditors' Report on Additional Information                   12

  Statement of Income                                                    13 - 14

Auditors' Statement on Scope of Examination                                15

                    [LETTERHEAD OF FORMAN, RICHTER & RUBIN]



                          INDEPENDENT AUDITORS' REPORT
                ------------------------------------------------

TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC.
 AND SUBSIDIARY

We have audited the accompanying balance sheets of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY, as of December 31, 1999 and 1998, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION

COVINA, CALIFORNIA
FEBRUARY 23, 2000

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                  ---------------------------------------------

                           DECEMBER 31, 1999 AND 1998

                                   A S S E T S
                                   -----------

                                                      (SEE NOTE 1)
                                                      ------------

                                                1999               1998
                                                ----               ----

Cash (Note 6)                             $  1,917,734      $  1,949,802
Mortgage loans held for sale (Notes 2
  and 4)                                    12,577,549        37,226,183

Real estate owned                              141,080                 -
Accounts receivable                            122,415           752,218
Advances                                        80,189           150,225
Prepaid expenses and deposits                  187,920           853,503
Fixed assets (Notes 1, 3 and 5)                864,233         1,057,226
Deferred taxes (Note 8)                         62,637                 -
Income tax refund receivable                   352,467                 -
                                          ------------      ------------

     TOTAL ASSETS                         $ 16,306,224      $ 41,989,157
                                          ============      ============

                              L I A B I L I T I E S
                              ---------------------

Accounts payable and accrued expenses
  (Note 7)                            $      2,044,608      $  2,544,522
Warehouse lines of credit (Note 4)          11,469,032        35,858,560
Mortgage payable (Note 5)                       67,939            69,890
Impounds                                        96,245           264,783
Income taxes - currently payable                     -           115,585
                                          ------------      ------------

     TOTAL LIABILITIES                      13,677,824        38,853,340
                                          ------------      ------------

                      S T O C K H O L D E R S' E Q U I T Y
                      ------------------------------------

CAPITAL CONTRIBUTED
Common stock, no par value , authorized
200,000 shares, issued and outstanding
 34,600 shares                                 180,000           180,000
Additional paid in capital                     914,681           914,681
Retained earnings                            1,533,719         2,041,136
                                          ------------      ------------

     TOTAL STOCKHOLDERS' EQUITY              2,628,400         3,135,817
                                          ------------      ------------

     TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY                             $ 16,306,224      $ 41,989,157
                                          ============      ============



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                      (SEE NOTE 1)
                                                      ------------

                                                 1999              1998
                                                 ----              ----
REVENUE

   Interest income                        $  2,250,265      $  4,251,579
   Interest expense                          2,088,477         3,963,345
                                          ------------      ------------

      Net interest margin                      161,788           288,234

   Provision for REO losses                    175,000           330,000
                                          ------------      ------------

      Net interest margin after provision for
       REO losses                              (13,212)          (41,766)
   Loan administration                       2,339,027                 -
   Loan origination fees                     9,552,636         1,162,110
   Gain on sale of mortgages, securities
      and others                             2,544,603        10,111,714
   Service release premium                   5,907,238         7,681,218
   Appraisal, credit, document and
      miscellaneous fees, net                   50,915          (157,470)
                                          ------------      ------------

      TOTAL REVENUES                        20,381,207        18,755,806
                                          ------------      ------------
EXPENSES

   Payroll                                  15,606,874        11,886,945
   Selling                                     814,083           870,751
   Occupancy                                 1,209,153         1,031,478
   General and administrative expenses       3,598,067         3,711,943
                                          ------------      ------------

      TOTAL EXPENSES                        21,228,177        17,501,117
                                          ------------      ------------

      INCOME (LOSS) BEFORE

       INCOME TAXES                           (846,970)        1,254,689

INCOME TAXES (NOTE 8)                          339,553           533,041
                                          ------------      ------------

      NET INCOME (LOSS)                       (507,417)          721,648

RETAINED EARNINGS, beginning of year         2,041,136         1,319,488
                                          ------------      ------------

      TOTAL RETAINED EARNINGS             $  1,533,719      $  2,041,136
                                          ============      ============



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                      (SEE NOTE 1)
                                                      ------------

                                                  1999              1998
                                                  ----              ----
CASH FLOW FROM OPERATING ACTIVITIES

Net income (loss)                         $   (507,417)     $    721,648
Adjustments to reconcile net income (loss)
  to  net cash from operations:
    Depreciation and amortization              378,538           334,255
    Provision for REO losses                   175,000           330,000
    Decrease in mortgage loans held for
      sale                                  25,828,140         3,425,209
    (Increase) decrease in accounts
      receivable                               629,803          (617,867)
   (Increase) decrease in advances              70,036           (44,980)
   (Increase) decrease in prepaid expenses
      and deposits                             457,667          (569,054)
   (Increase) in deferred taxes                (62,637)                -
   (Increase) in income tax refund
     receivable                               (352,467)                -
   Increase (decrease) in accounts payable
     and accrued expenses                     (499,914)          775,055
   (Decrease) in warehouse lines of credit (24,389,528)       (3,090,795)
   (Decrease) in mortgage payable               (1,951)           (1,488)
    Increase (decrease) in impounds           (168,538)           97,740
   (Decrease) in income taxes payable         (115,585)          (17,017)
                                          ------------      ------------
      NET CASH PROVIDED BY
        OPERATING ACTIVITIES              $  1,441,147      $  1,342,706
                                          ------------      ------------



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                      ------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                      (SEE NOTE 1)
                                                      ------------

                                                 1999              1998
                                                 ----              ----

 CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of fixed assets               $   (185,545)     $   (688,433)
   Purchase of trust deeds held for sale    (1,250,548)                -
   Proceeds from sale of trust deeds           103,958                 -
   Purchase of REO                            (141,080)                -
                                          ------------      ------------

      CASH USED BY INVESTING ACTIVITIES     (1,473,215)         (688,433)
                                          ------------      ------------

      NET INCREASE (DECREASE) IN CASH          (32,068)          654,273

   Cash balance, - beginning of the year     1,949,802         1,295,529
                                          ------------      ------------

      CASH AND CASH EQUIVALENT,

       END OF YEAR                        $  1,917,734      $  1,949,802
                                          ============      ============



              SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the years for:

   Interest                               $  2,066,547      $  4,024,898
   Income taxes                           $     39,764      $    549,615



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     ---------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------------

     MARINA MORTGAGE COMPANY, INC., AND MARINA INSURANCE SERVICES, INC., a wholly owned subsidiary, are California Corporations formed September 22, 1987 and February 19, 1997, respectively. MARINA MORTGAGE COMPANY, INC., is engaged in origination, marketing and servicing of mortgage loans. The Company is approved by the US Department of Housing and Urban Development, FANNIE MAE, FREDDIE MAC and various other investors as a seller/servicer of mortgage loans. MARINA INSURANCE SERVICES, INC., was organized for the purpose of engaging in soliciting life and disability insurance policies. This wholly owned subsidiary has been dormant since its inception.

     Effective December 30, 1999, the Company was purchased by American Home Mortgage. Under the merger plan, the Company will continue to operate as a subsidiary of American Home Mortgage.

     The Company conducts their business primarily in the general area of California and has authorization to conduct business in various other states.

     THE SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE COMPANY ARE SUMMARIZED
     BELOW:

     DEPRECIATION OF FIXED ASSETS - Depreciation of office furniture and equipment is computed by the accelerated and straight-line methods over useful lives of 3 - 7 years. Depreciation of leasehold improvements is computed by the straight-line method over useful lives of 7 years. Depreciation of rental property is computed by the straight-line method over useful lives of 27.5 years.

     CASH AND CASH EQUIVALENT - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalent.

     GAIN ON SALE OF MORTGAGES - The Company has realized gains and losses from changing financial conditions (principally fluctuating interest rates) between the dates of loan origination and sale. Gains are recognized at the time of sale of the subject loan to the investor and losses are recognized as anticipated, based on prevailing interest rates and investor commitments to purchase such loans.

     MORTGAGE LOANS HELD FOR SALE - Mortgage loans held for sale are stated at the lower of cost or market determined on an aggregate basis.

     Non refundable fees and direct costs associated with the origination of mortgage loans are deferred and recognized when the loans are sold.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  ---------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT)
     -------------------------------------------------------

     COMMITMENT FEES - The Company paid and received certain commitment fees during the period to guarantee the funding of mortgage loans. Such fees are deferred and recognized as the loans are funded or when the commitment expires.

     USE OF ESTIMATES - Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were utilized in preparing the financial statements.

2.   MORTGAGE LOANS HELD FOR SALE
     ----------------------------

     Mortgage loans held for sale consist of the following at December 31, 1999 and 1998:

                                                  1999              1998
                                                  ----              ----

         Principal balance outstanding    $ 13,156,257      $ 37,834,201
         Loss reserve                         (521,042)         (450,000)
         Deferred loan fees                    (57,666)         (158,018)
                                          ------------      ------------

            TOTAL                         $ 12,577,549      $ 37,226,183
                                          ============      ============

     All mortgage loans held for sale are collateralized by trust deeds on underlying real properties.

3.   FIXED ASSETS
     ------------

                                                  1999              1998
                                                  ----              ----
   Fixed assets consist of the following:

      COST

         Office furniture & equipment     $  2,195,344      $  2,009,799
         Leasehold Improvements                 25,131            25,131
         Rental Property                       100,500           100,500
                                          ------------      ------------

            TOTAL COST                       2,320,975         2,135,430

      Accumulated depreciation               1,456,742         1,078,204
                                          ------------      ------------

            NET FIXED ASSETS              $    864,233      $  1,057,226
                                          ============      ============

   The depreciation policies followed by the Company are described in Note (1).

   The rental property secures a trust deed further described in Note (5).

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   ------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

4.   WAREHOUSE LINES OF CREDIT
     -------------------------

     As of December 31, 1999 and 1998, the Company has two lines of credit with financial institutions, secured by mortgage loans held for sale in the amount $11,890,079.

     The first line of credit permits the Company to borrow a maximum of $45,000,000 and $30,000,000 at December 31, 1999 and 1998, respectively at
     FED plus 1.5%. Interest is due monthly. As of December 31, 1999 and 1998, there was $ 11,469,032 and $25,446,594 outstanding, respectively. The Company is required to maintain the following financial conditions: Minimum tangible net worth of $2,650,000, and current ratio to be at least 1 to 1 and leverage ratio not to exceed 18.0 to 1.0.

     The second line of credit permits the Company to borrow a maximum of $25,000,000 at December 31, 1999 and 1998, respectively, at a rate of commercial paper plus 2%. Interest is payable monthly. As of December 31, 1999 and 1998 there was $ -0- and $10,411,966 outstanding. The Company is required to maintain the following financial conditions: Minimum tangible net worth $1,500,000; and leverage ratio 17:1. As of December 31, 1999 this line was terminated.

5.   MORTGAGE PAYABLE
     ----------------

     Mortgage payable, secured by real estate investments, (rented property), due in monthly installments of $419 for principal and interest payable at a variable interest rate.

                 MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               --------------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

6.   LEASE COMMITMENTS AND CONTINGENCIES
     -----------------------------------

     The following is a schedule of future minimum least payments (for leases with initial or remaining terms in excess of one year) as of December 31, 1999:

            2000                                       $ 1,075,595
            2001                                           779,122
            2002                                           264,211
            2003                                            75,769
            2004 and thereafter                             31,000
                                                       -----------

               TOTAL                                   $ 2,225,697
                                                       ===========

     The Company is responsible for taxes, maintenance, and insurance. Total rent expense under leases with a term in excess of one month was $1,043,735 and $990,994 in 1999 and 1998 respectively. The Company has an option to renew an office lease upon expiration at fair market value.

     As of December 31, 1999 and 1998, the Company has deposits in a bank, which exceeded the FDIC insured limit of $100,000.

     The Company is subject to various claims and legal proceedings arising out of the normal course of business, none of which, in the opinion of management, is expected to have a material effect on the Company's financial position.

7.   COMPENSATED ABSENCES
     --------------------

     The Company provides paid time off to employees depending on length of service and other factors. The Company is to accrue the cost of such compensated absences. As of December 31, 1999 and 1998 accrued paid time off was $91,071 and $152,010 respectively, which is included as a component of accounts payable and accrued expenses.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 -----------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

8.   INCOME TAXES
     ------------

     The provision for income taxes consist of the following:

                                                 1999              1998
                                                 ----              ----

            Federal                       $   (341,539)     $    394,707
            California                             800           130,944
            Other states                         1,186             7,390
                                          ------------      ------------

                 TOTAL INCOME TAXES       $   (339,553)     $    533,041
                                          ============      ============

     Deferred taxes result from timing differences in the recognition of certain accrued expenses for financial reporting purposes and not for tax reporting purposes.

     For federal tax purposes, the Company has net operating losses of $820,300 which has been carried back to years ending December 31, 1996 and 1997. The Company also has contributions carryover of $2,518 which expires December 31, 2005.

     For state tax purposes, the Company has net operating losses of $318,740 which can be carried forward to years ending no later than December 31, 2005.

9.   PROFIT SHARING PLAN
     -------------------

     The Company has a 401(k) profit-sharing plan covering substantially all of its full-time employees. Payments under a contributory plan are administered by an independent trustee for the benefit of participating employees. In addition, the Company can contribute to the employees 401(k) plan a maximum of the employee contribution. Employers' contributions for the years ended December 31, 1999 and 1998 were $ -0- and $97,000, respectively.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                -------------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

10.  LOAN SERVICING
     --------------

     Mortgage loans serviced aggregated approximately $153,408 and $226,551 at December 31, 1999 and 1998, respectively.

     These loans are serviced by an independent contractor pursuant to a loan sub-servicing agreement between the independent contractor and the Company. The independent contractor was audited by other auditors on all loans they service. The Company complied with all the requirements of the Uniform Single Audit Program for Mortgage Bankers.

     Escrow funds are held in trust for mortgages at various financial institutions and are not included in the accompanying balance sheet.

     At December 31, 1999 and 1998 the Company has errors and omissions insurance coverage in the amount of $3,000,000.

11.  FINANCIAL INSTRUMENT RISK
     -------------------------

     The Company is obligated to repurchase mortgage loans if an investor determines that a borrower, or the property, did not meet certain financial criteria that have been pre-established for each type of loan. Management intends to resell these loans at a discount. However, if a repurchased loan is or becomes non-performing the Company would have the right to foreclose and resell the property.

12.  FINANCIAL STATEMENT PRESENTATION
     --------------------------------

     Certain amounts in 1999's financial statements have been reclassified to conform to industry standards.

                    [LETTERHEAD OF FORMAN, RICHTER & RUBIN]



             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

        ----------------------------------------------------------------



TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information that follows on pages 13
- 14 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION


FEBRUARY 23, 2000
COVINA, CALIFORNIA

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

            ADDITIONAL INFORMATION - CONSOLIDATED STATEMENT OF INCOME

                   ------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                               OPERATING EXPENSES

                                                 1999              1998
                                                 ----              ----
PAYROLL

     Salaries and commissions             $ 14,502,611      $ 10,517,225
     Payroll taxes                           1,038,070         1,176,852
     Employee welfare                           66,193           192,868
                                          ------------      ------------

        TOTAL PAYROLL                       15,606,874        11,886,945
                                          ------------      ------------

SELLING

     Advertising                               703,010           683,025
     Auto                                       97,341           150,893
     Meetings and seminars                      13,732            36,833
                                          ------------      ------------

        TOTAL SELLING                          814,083           870,751
                                          ------------      ------------

OCCUPANCY

     Rent                                    1,089,985           990,994
     Repairs                                    72,166            17,335
     Storage                                    19,014            12,599
     Utilities                                  27,988            10,550
                                          ------------      ------------

        TOTAL OCCUPANCY                   $  1,209,153      $  1,031,478
                                          ------------      ------------



           SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

            ADDITIONAL INFORMATION - CONSOLIDATED STATEMENT OF INCOME

                   -------------------------------------------

                     YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                 1999              1998
                                                 ----              ----
GENERAL & ADMINISTRATIVE EXPENSES

   Computer supplies                      $     95,775      $     96,305
   Contributions                                 2,518               650
   Depreciation                                375,435           334,255
   Dues and subscriptions                       21,734            27,733
   Employee recruitment/relocation              26,971                 -
   Entertainment and promotion                  66,321            64,055
   Equipment rent                              232,296           211,407
   Equipment repairs                            61,268            53,955
   Insurance - health                          359,075           328,570
   Insurance - other                           122,828           103,713
   Office supplies                             388,534           410,345
   Outside services                            252,807           163,676
   Postage and delivery                        377,684           581,432
   Printing                                    120,015           173,370
   Professional fees                           206,660            74,037
   Profit sharing                                    -            97,000
   Rental expense, net                          (4,158)              606
   REO expenses                                  5,556             5,748
   Taxes and licenses                          104,285            63,669
   Telephone and pagers                        638,401           793,499
   Travel                                      144,062           127,918
                                          ------------      ------------

TOTAL GENERAL & ADMINISTRATIVE

         EXPENSES                            3,598,067         3,711,943
                                          ------------      ------------

TOTAL OPERATING EXPENSES                  $ 21,228,177      $ 17,501,117
                                          ============      ============




          SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                   AUDITORS' STATEMENT ON SCOPE OF EXAMINATION

The scope of our examination included all generally accepted auditing procedures considered by us to be necessary in relation to our evaluation of internal control. Information as to scope, with respect to certain items as required by various agencies and investors, is provided as follows:

CASH AND ESCROW FUND
--------------------

All of the Company's operating bank accounts were satisfactorily reconciled with the account records maintained by the Company. All such bank accounts were confirmed directly by banks, and detail was compared with "cut-off" statements of a date subsequent to that of the latest available statements as of our audit.

MORTGAGE LOANS HELD FOR SALE
----------------------------

Details of mortgage loans held for sale were reconciled with controls and individually matched with liabilities as confirmed by respective banks.

GENERAL
-------

All other recorded assets and liabilities were determined by generally accepted accounting principals, and tests were made to determine the nature and extent of any material unrecorded or over-recorded items. Any such items have been adjusted in the accompanying statements and are being recorded in the books of account.

Income and expense accounts were reviewed and the general propriety of classification were determined. The Company's accounts follow classification recommended by Mortgage Bankers' Association of America.

LOAN SERVICING
--------------

The Company services loans aggregating approximately $153,408 and $226,551 at December 31, 1999 and 1998, respectively. These loans were serviced under sub servicing agreements between independent contractors and the Company. We conducted tests in all areas of loan servicing. The audits were conducted in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers. Our opinion concludes that the Company complied with all requirements.

                          MARINA MORTGAGE COMPANY, INC.
                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                     ---------------------------------------

                           DECEMBER 31, 1998 AND 1997

                          MARINA MORTGAGE COMPANY, INC.

                                 AND SUBSIDIARY

                                    CONTENTS
                                    --------

                                                                            PAGE
                                                                            ----

Independent Auditors' Report                                                1

Consolidated Financial Statements

  Balance Sheet                                                             2

  Income and Retained Earnings                                              3

  Cash Flows                                                              4 - 5

  Notes                                                                   6 - 11

Additional Information

  Independent Auditors' Report on Additional Information                    12

  Statement of Income                                                    13 - 14

Auditors' Statement on Scope of Examination                                 15

                    [LETTERHEAD OF FORMAN, RICHTER & RUBIN]



                          INDEPENDENT AUDITORS' REPORT

                ------------------------------------------------

TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC. AND SUBSIDIARY

We have audited the accompanying balance sheets of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY, as of December 31, 1998 and 1997, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION
COVINA, CALIFORNIA
MARCH 17, 1999

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                     ---------------------------------------

                           DECEMBER 31, 1998 AND 1997

                                   A S S E T S
                                   -----------

                                                      (SEE NOTE 1)

                                                1998              1997
                                                ----              ----

Cash (Note 5)                             $  1,949,802      $  1,295,529
Mortgage loans held for sale (Note 3)
  net of allowance for REO losses of
  $450,000 in 1998 and $120,000 in 1997     37,384,201        41,362,221
Accounts receivable                            752,218           134,351
Advances                                       150,225           105,245
Prepaid expenses and deposits                  853,503           284,449
Fixed assets (Notes 1, 2 and 4)              1,057,226           703,048
                                          ------------      ------------

     TOTAL ASSETS                         $ 42,147,175      $ 43,884,843
                                          ============      ============

                              L I A B I L I T I E S
                              ---------------------

Accounts payable and accrued expenses     $  2,544,522      $  1,769,467
Warehouse lines of credit (Note 3)          35,858,560        38,949,355
Mortgage payable (Note 4)                       69,890            71,378
Deferred income                                158,018           380,829
Impounds                                       264,783           167,043
Income taxes - currently payable               115,585           132,602
                                          ------------      ------------

     TOTAL LIABILITIES                      39,011,358        41,470,674
                                          ------------      ------------

                      S T O C K H O L D E R S' E Q U I T Y

CAPITAL CONTRIBUTED
Common stock, no par value , authorized
200,000 shares, issued and outstanding
 34,600 shares                                 180,000           180,000
Additional paid in capital                     914,681           914,681
Retained earnings                            2,041,136         1,319,488
                                          ------------      ------------

     TOTAL STOCKHOLDERS' EQUITY              3,135,817         2,414,169
                                          ------------      ------------

     TOTAL LIABILITIES AND STOCKHOLDERS'

       EQUITY                             $ 42,147,175      $ 43,884,843
                                          ============      ============




         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      (SEE NOTE 1)

                                                1998              1997
                                                ----              ----
REVENUE

   Interest income                        $  4,251,579      $  2,024,689
   Interest expense                          3,963,345         1,945,499
                                          ------------      ------------

      Net interest margin                      288,234            79,190

   Provision for loss REO losses               330,000           105,000
                                          ------------      ------------

      Net interest margin after
       provision for loss REO losses           (41,766)          (25,810)

   Loan origination fees                     1,162,110         1,440,602
   Gain on sale of mortgages,
      securities and others                 10,111,714         6,840,361
   Service release premium                   7,681,218         3,930,782
   Appraisal, credit, document and
      miscellaneous fees, net                 (157,470)           96,599
                                          ------------      ------------

      TOTAL REVENUES                        18,755,806        12,282,534
                                          ------------      ------------
EXPENSES

   Salaries, commissions and employee
      benefits                              11,886,945         7,146,187
   Selling                                     870,751           694,866
   Occupancy                                 1,031,478           684,659
   General and administrative expenses       3,711,943         2,784,901
                                          ------------      ------------

      TOTAL EXPENSES                        17,501,117        11,310,613
                                          ------------      ------------

      INCOME BEFORE INCOME TAXES             1,254,689           971,921

INCOME TAXES (NOTE 7)                          533,041           397,710
                                          ------------      ------------

      NET INCOME                               721,648           574,211

RETAINED EARNINGS, beginning of year         1,319,488           745,277
                                          ------------      ------------

      TOTAL RETAINED EARNINGS             $  2,041,136      $  1,319,488
                                          ============      ============



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      -------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      (SEE NOTE 1)

                                                1998              1997
                                                ----              ----
CASH FLOW FROM OPERATING ACTIVITIES

Net income                                $    721,648      $    574,211
Adjustments to reconcile net income
   to  net cash from operations:
   Depreciation and amortization               334,255           258,183
   Provision for REO losses                    330,000           105,000
   (Increase) decrease in mortgage loans
      held for sale                          3,648,020       (25,439,972)
   (Increase) in accounts receivable          (617,867)         (120,966)
   (Increase) in advances                      (44,980)          (72,377)
   (Increase) in prepaid expenses
      and deposits                            (569,054)         (126,787)
   Increase in accounts payable and
      accrued expenses                         775,055         1,264,518
   Increase (decrease) in warehouse lines
      of credit                             (3,090,795)       24,179,762
   (Decrease) in mortgage payable               (1,488)             (426)
   Increase (decrease) in deferred income     (222,811)          362,259
   Increase (decrease) in impounds              97,740           (49,585)
   Increase (decrease) in income taxes
      payable                                  (17,017)          146,497
                                          ------------      ------------

      NET CASH PROVIDED BY

        OPERATING ACTIVITIES              $  1,342,706      $  1,080,317
                                          ------------      ------------



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                      ------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      (SEE NOTE 1)
                                                      ------------

                                                1998              1997
                                                ----              ----

 CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of fixed assets               $   (688,433)     $   (482,408)
   Proceeds from second trust deeds                  -           199,529
                                          ------------      ------------

      CASH (USED) BY

       INVESTING ACTIVITIES                   (688,433)         (282,879)
                                          ------------      ------------

      NET INCREASE IN CASH                     654,273           797,438

   Cash balance, - beginning of the year     1,295,529           498,091
                                          ------------      ------------

      CASH AND CASH EQUIVALENT,

       END OF YEAR                        $  1,949,802      $  1,295,529
                                          ============      ============


              SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the years for:

   Interest                               $  4,024,898      $  1,727,649
   Income taxes                           $    549,615      $    251,213



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS STATEMENT.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     ---------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------------

     MARINA MORTGAGE COMPANY, INC., AND MARINA INSURANCE SERVICES, INC., a wholly owned subsidiary, are California Corporations formed September 22, 1987 and February 19, 1997, respectively. MARINA MORTGAGE COMPANY, INC., is engaged in origination, marketing and servicing of mortgage loans. The Company is approved by the US Department of Housing and Urban Development, FANNIE MAE, FREDDIE MAC and various other investors as a seller/servicer of mortgage loans. MARINA INSURANCE SERVICES, INC., was organized for the purpose of engaging in soliciting life and disability insurance policies. This wholly owned subsidiary has been dormant since its inception.

     The Company conducts their business primarily in the general area of California and has authorization to conduct business in various other states.

     THE SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE COMPANY ARE SUMMARIZED
     BELOW:

     DEPRECIATION OF FIXED ASSETS - Depreciation of office furniture and equipment is computed by the accelerated and straight-line methods over useful lives of 3 - 7 years. Depreciation of leasehold improvements is computed by the straight-line method over useful lives of 7 years. Depreciation of rental property is computed by the straight-line method over useful lives of 27.5 years.

     CASH AND CASH EQUIVALENT - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalent.

     GAIN ON SALE OF MORTGAGES - The Company has realized gains and losses from changing financial conditions (principally fluctuating interest rates) between the dates of loan origination and sale. Gains are recognized at the time of sale of the subject loan to the investor and losses are recognized as anticipated, based on prevailing interest rates and investor commitments to purchase such loans.

     MORTGAGE LOANS HELD FOR SALE - Mortgage loans held for sale are stated at the lower of cost or market determined on an aggregate basis.

     Non refundable fees and direct costs associated with the origination of mortgage loans are deferred and recognized when the loans are sold.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  ---------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT)
     -------------------------------------------------------

     COMMITMENT FEES - The Company paid and received certain commitment fees during the period to guarantee the funding of mortgage loans. Such fees are deferred and recognized as the loans are funded or when the commitment expires.

     USE OF ESTIMATES - Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were utilized in preparing the financial statements.

2.   FIXED ASSETS
     ------------

                                                1998              1997
                                                ----              ----
     Fixed assets consist of the following:

       COST

         Office furniture & equipment     $  2,009,799      $  1,346,497
         Leasehold Improvements                 25,131                 -
         Rental Property                       100,500           100,500
                                          ------------      ------------

            TOTAL COST                       2,135,430         1,446,997

       Accumulated depreciation              1,078,204           743,949
                                          ------------      ------------

            NET FIXED ASSETS              $  1,057,226      $    703,048
                                          ============      ============

     The depreciation policies followed by the Company are described in Note
     (1).

     The rental property secures a trust deed further described in Note (4).

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   ------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

3.   WAREHOUSE LINES OF CREDIT
     -------------------------

     As of December 31, 1998 and 1997, the Company has two lines of credit with financial institutions, secured by mortgage loans held for sale.

     The first line of credit permits the Company to borrow a maximum of $30,000,000 and $20,000,000 at December 31, 1998 and 1997, respectively at
     FED plus 1.75%. Interest is due monthly. As of December 31, 1998 and 1997, there was $25,446,594 and $17,441,565 outstanding, respectively. The Company is required to maintain the following financial conditions: Minimum tangible net worth of $2,400,000, and current ratio to be at least 1.1 to 1 and leverage ratio not to exceed 20.0 to 1.0.

     The second line of credit permits the Company to borrow a maximum of $25,000,000 at December 31, 1998 and 1997, respectively, at a rate of commercial paper plus 2%. Interest is payable monthly. As of December 31, 1998 and 1997 there was $10,411,966 and $21,507,790 outstanding. The
     Company is required to maintain the following financial conditions: Minimum tangible net worth $1,500,000; and Leverage ratio 17:1.

4.   MORTGAGE PAYABLE
     ----------------

     Mortgage payable, secured by real estate investments, (rented property), due in monthly installments of $419 for principal and interest payable at a variable interest rate.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               --------------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

5.   LEASE COMMITMENTS AND CONTINGENCIES
     -----------------------------------

     The following is a schedule of future minimum least payments (for leases with initial or remaining terms in excess of one year) as of December 31, 1998:

            1999                                       $   611,582
            2000                                           448,755
            2001                                           234,514
            2002                                           728,671
            2003                                            12,122
                                                       -----------

               TOTAL                                   $ 2,035,644
                                                       ===========

     The Company is responsible for taxes, maintenance, and insurance. Total rent expense under leases with a term in excess of one month was $990,994 and $646,680 in 1998 and 1997 respectively. The Company has an option to renew an office lease upon expiration at fair market value.

     As of December 31, 1998 and 1997, the Company has deposits in a bank, which exceeded the FDIC insured limit of $100,000.

     The Company is subject to various claims and legal proceedings arising out of the normal course of business, none of which, in the opinion of management, is expected to have a material effect on the Company's financial position.

6.   COMPENSATED ABSENCES
     --------------------

     The Company provides paid time off to employees depending on length of service and other factors. The Company's is to accrue the cost of such compensated absences. As of December 31, 1998 and 1997 accrued paid time off was $152,010 and $103,221 respectively, which is included as a component of accounts payable and accrued expenses.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 -----------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

7.   INCOME TAXES
     ------------

     The provision for income taxes consist of the following:

                                                     1998              1997
                                                     ----              ----

            Federal                            $    394,707      $    310,370
            State - net of $-0- and $9,814
              Los Angeles Revitalization
              Zone tax credit                       130,944            87,340
            Other states                              7,390                 -
                                               ------------      ------------

                 TOTAL INCOME TAXES            $    533,041      $    397,710
                                               ============      ============

8.   PROFIT SHARING PLAN
     -------------------

     The Company has a 401(k) profit-sharing plan covering substantially all of its full-time employees. Payments under a contributory plan are administered by an independent trustee for the benefit of participating employees. In addition, the Company can contribute to the employees 401(k) plan a maximum of the employee contribution. Employers' contributions for the years ended December 31, 1998 and 1997 were $97,000 and $80,000, respectively.

9.   LOAN SERVICING
     --------------

     Mortgage loans serviced aggregated approximately $226,551 and $543,184 at December 31, 1998 and 1997, respectively.

     These loans are serviced by an independent contractor pursuant to a loan sub-servicing agreement between the independent contractor and the Company. The independent contractor was audited by other auditors on all loans they service. The Company complied with all the requirements of the Uniform Single Audit Program for Mortgage Bankers.

     Escrow funds are held in trust for mortgages at various financial institutions and are not included in the accompanying balance sheet.

     At December 31, 1998 and 1997 the Company has errors and omissions insurance coverage in the amount of $3,000,000.

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                -------------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

10.  FINANCIAL INSTRUMENT RISK
     -------------------------

     The Company is obligated to repurchase mortgage loans if an investor determines that a borrower, or the property, did not meet certain financial criteria that have been pre-established for each type of loan. Management intends to resell these loans at a discount. However, if a repurchased loan is or becomes non-performing the Company would have the right to foreclose and resell the property.

11.  IMPACT OF YEAR 2000 (UNAUDITED)
     -------------------------------

     During 1998, the Company addressed the potential problem that could impact users of automated information systems. Many computer systems process transactions based on the last two digits of the year of transactions, rather than all four digits. These computer systems may not operate properly when the last two digits of the year become "00," as will occur on January 1, 2000. The problem could affect a wide variety of automated systems, such as mainframe applications, personal computers, communications systems, environmental systems, and other information systems.

     The Company identified areas of operations critical to the delivery of its products and services and has made necessary changes to its computer equipment and software. The majority of the programs/applications used in the Company's operations are purchased from outside vendors. The vendors providing the software are responsible for maintenance of the systems and modifications to enable uninterrupted usage after December 31, 1999. The Company implemented a program to test all systems during 1998, and anticipates that it will be fully compliant prior to December 31, 1999. Furthermore, the Company has identified potential problems by performing an inventory of all software applications and is in process of obtaining certification of compliance from third parties, and testing all of the impacted applications. Contingency plans, if any are needed, will be developed during 1999 to address potential problems that are identified. The Company's plan includes reviewing any potential risks associated with the loan and investment portfolios due to the Year 2000 issue and be fully complaint before the end of the year.

     Based on currently available information, management does not anticipate that the costs to address the Year 2000 issues will have a materially adverse impact on the Company's financial condition or results of operations.

                    [LETTERHEAD OF FORMAN, RICHTER & RUBIN]



             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

        ----------------------------------------------------------------



TO THE BOARD OF DIRECTORS

MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY


Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information that follows on pages 13
- 14 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                        /s/ Forman, Richter & Rubin
                                        ----------------------------------------
                                            FORMAN, RICHTER & RUBIN
                                            AN ACCOUNTANCY CORPORATION


MARCH 17, 1999
COVINA, CALIFORNIA

                MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

            ADDITIONAL INFORMATION - CONSOLIDATED STATEMENT OF INCOME

                   ------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                               OPERATING EXPENSES

                                               1998               1997
                                               ----               ----
PAYROLL

     Salaries and commissions             $ 10,517,225      $  6,286,522
     Payroll taxes                           1,176,852           806,737
     Employee welfare                          192,868            52,928
                                          ------------      ------------

        TOTAL PAYROLL                       11,886,945         7,146,187
                                          ------------      ------------

SELLING

     Advertising                               683,025           556,646
     Auto                                      150,893            92,230
     Meetings and seminars                      36,833            45,990
                                          ------------      ------------

        TOTAL SELLING                          870,751           694,866
                                          ------------      ------------

OCCUPANCY

     Rent                                      990,994           646,680
     Repairs                                    17,335            16,975
     Storage                                    12,599             8,616
     Utilities                                  10,550            12,388
                                          ------------      ------------

        TOTAL OCCUPANCY                   $  1,031,478      $    684,659
                                          ------------      ------------



           SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                  MARINA MORTGAGE COMPANY, INC., AND SUBSIDIARY

            ADDITIONAL INFORMATION - CONSOLIDATED STATEMENT OF INCOME

                   -------------------------------------------

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                1998              1997
                                                ----              ----
OTHER EXPENSES

   Computer supplies                      $     96,305      $     26,853
   Contributions                                   650               713
   Depreciation                                334,255           258,183
   Dues and subscriptions                       27,733            62,734
   Entertainment and promotion                  64,055            27,076
   Equipment rent                              211,407           156,291
   Equipment repairs                            53,955            33,160
   Insurance - health                          328,570           279,888
   Insurance - other                           103,713            69,391
   Office supplies                             410,345           312,175
   Other                                             -            15,174
   Outside services                            163,676            88,759
   Postage and delivery                        581,432           430,692
   Printing                                    173,370           210,536
   Professional fees                            74,037            34,356
   Profit sharing                               97,000            80,000
   Rental expense, net                             606             2,702
   REO expenses                                  5,748            10,008
   Taxes and licenses                           63,669            43,748
   Telephone and pagers                        793,499           611,687
   Travel                                      127,918            30,775
                                          ------------      ------------

TOTAL OTHER EXPENSES                         3,711,943         2,784,901
                                          ------------      ------------

TOTAL OPERATING EXPENSES                  $ 17,501,117      $ 11,310,613
                                          ============      ============



           SEE INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

                   AUDITORS' STATEMENT ON SCOPE OF EXAMINATION

The scope of our examination included all generally accepted auditing procedures considered by us to be necessary in relation to our evaluation of internal control. Information as to scope, with respect to certain items as required by various agencies and investors, is provided as follows:

CASH AND ESCROW FUND
--------------------

All of the Company's operating bank accounts were satisfactorily reconciled with the account records maintained by the Company. All such bank accounts were confirmed directly by banks, and detail was compared with "cut-off" statements of a date subsequent to that of the latest available statements as of our audit.

MORTGAGE LOANS HELD FOR SALE
----------------------------

Details of mortgage loans held for sale were reconciled with controls and individually matched with liabilities as confirmed by respective banks.

GENERAL
-------

All other recorded assets and liabilities were determined by generally accepted accounting principals, and tests were made to determine the nature and extent of any material unrecorded or over-recorded items. Any such items have been adjusted in the accompanying statements and are being recorded in the books of account.

Income and expense accounts were reviewed and the general propriety of classification were determined. The Company's accounts follow classification recommended by Mortgage Bankers' Association of America.

LOAN SERVICING
--------------

The Company services loans aggregating approximately $226,551 and $543,184 at December 31, 1998 and 1997, respectively. These loans were serviced under sub servicing agreements between independent contractors and the Company. We conducted tests in all areas of loan servicing. The audits were conducted in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers. Our opinion concludes that the Company complied with all requirements.